Note 15 - Income Taxes	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Income Tax Disclosure [Text Block]
15. Income Taxes

The components of income tax expense for the years ended December 31, 2014 and 2013, were as follows:

	2014	2013
Current income tax expense
Federal	$6,128	$14,839
State and local	580	1,100
Total	6,708	15,939

Deferred income tax expense (benefit)
Federal	2,860	(6,314)
State and local	107	(273)
Total	2,967	(6,587)
Income tax expense	$9,675	$9,352

The reconciliation of expected income tax expense at the statutory federal income tax rate to the effective income tax rate is as follows:

	2014	2013
Expected federal income tax expense	$8,625	$8,218
Stock-based compensation	472	605
Non-deductible expenses	329	60
State tax expense, net of federal tax effect	484	442
Federal credits	(96)	(53)
Other	(139)	80
Income tax expense	$9,675	$9,352

Deferred tax assets (liabilities) reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of net deferred tax (liabilities) assets are as follows:

	December 31,
	2014		2013
	Deferred	Deferred	Deferred	Deferred
	Tax	Tax	Tax	Tax
	Assets	Liabilities	Assets	Liabilities

Class action settlement and allowance for customer restitution	$3,378	-	$6,034	-
Stock options	2,939	-	2,691	-
Tax credits	812	-	834	-
Intangible assets	-	(951)	-	(651)
Fixed assets	-	(6,475)	-	(5,400)
Other	1,611	-	1,122	(9)
Gross deferred tax assets and liabilities	8,740	(7,426)	10,681	(6,060)
Valuation allowance	(1,409)	-	(1,119)	-
Net deferred tax assets and liabilities	$7,331	$(7,426)	$9,562	$(6,060)

As of December 31, 2014, we had approximately $12.3 million of state net operating loss carry-forwards, which expire from 2020 through 2034. We also have approximately $1.1 million in state credit carry-forwards, layers of which expire from 2014 to 2034. State net operating loss carry-forwards of approximately $0.1 million are restricted under Section 382 of the Internal Revenue Code. As of December 31, 2014, we had federal net operating loss carry-forwards of approximately $0.1 million that expire in 2022 and federal credits carry-forwards of approximately $0.1 million that expire from 2020 to 2023. All federal net operating loss and credit carry-forwards are restricted under Section 382 of the Internal Revenue Code, which limits the utilization of net operating losses and credits when ownership changes, as defined by that section, occur. We have performed an analysis of our Section 382 ownership changes and determined that the utilization of certain of our net operating loss and credit carry-forwards may be limited with respect to the amount which can be utilized in a single tax year. We do not expect that Section 382 will limit the ultimate utilization of the net operating loss or credit carry-forwards. Valuation allowances have been established primarily for state tax credits and net state operating loss carry-forwards which we do not expect to utilize.

In general, we are no longer subject to state examinations for tax years prior to 2011.  Years prior to 2011 are subject to examination in a limited number of states in which the statute of limitations period exceeds three years or net operating losses have been utilized in recent periods.  We are no longer subject to examination for federal purposes for tax years prior to 2011. All of our unrecognized tax benefit/liability would affect our effective tax rate if recognized.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits for the years ended December 31, 2014 and 2013 are as follows:

	2014	2013
Balance at January 1	$426	$345
Additions for tax positions related to the current year	-	76
Additions for tax positions of prior years	24	29
Reductions for tax positions of prior years	(12)	-
Settlements	-	-
Reduction due to statute of limitation expiration	(114)	(24)
Balance at December 31	$324	$426